GMAC RFC
----











   Certification Regarding Compliance with Applicable Servicing Criteria


1. Residential Funding Company, LLC ("RFC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
    (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and
    (ii) unregistered transactions where RFC has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which RFC acted as a master servicer and/or securities administrator and involving first and second lien mortgage loans and home equity loans whether sold as whole loans or transferred in connection with securitization transactions (the "RFC Master Servicing Platform"), as set forth in Appendix B hereto.

2. Except as set forth in paragraph 3 below, RFC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable to Residential Funding Company, LLC as Master Servicer and Securities Administrator" in Appendix A hereto are inapplicable to RFC based on the activities it performs with respect to the RFC Master Servicing Platform;

4. RFC has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the RFC Master Servicing Platform taken as a whole.

5. PricewaterhouseCoopers. LLP, a registered independent public accounting firm, has issued an attestation report on RFC's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                        Residential Funding Company, LLC

                                        By:/s/Anthony N.Renzi
                                           -----------------------------------
                                           Name:  Anthony N. Renzi
                                           Title: Managing Director
















                                    APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                              Servicing
                                                                                               Criteria

--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                 Applicable to           Inapplicable to
                                                                                       Residential              Residential
                                                                                        Funding                   Funding
                                                                                        Company,                  Company,
                                                                                        LLC as                 LLC as Master
                                                                                        MAster                  Servicer and
                                                                                      Servicer and              Securities
                                                                                       Securities              Administrator
                                                                                      Administrator

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in                   X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a             X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the            X
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank                     X
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor             X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as                    X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the                                               X
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction                   X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act of 1934, as amended
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized                                     X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                                 Servicing
                                                                                                   Criteria

--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                 Applicable to           Inapplicable to
                                                                                       Residential              Residential
                                                                                        Funding                   Funding
                                                                                        Company,                  Company,
                                                                                        LLC as                 LLC as Master
                                                                                        MAster                  Servicer and
                                                                                      Servicer and              Securities
                                                                                       Securities              Administrator
                                                                                      Administrator

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all                  X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the               X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other              X
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such                X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or                X
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage               X
1122(d)(4)(i)     loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as                                              X
1122(d)(4)(ii)    required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                   X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are                     X
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's                                          X
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                                 Servicing
                                                                                                   Criteria

--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                 Applicable to           Inapplicable to
                                                                                       Residential              Residential
                                                                                        Funding                   Funding
                                                                                        Company,                  Company,
                                                                                        LLC as                 LLC as Master
                                                                                        MAster                  Servicer and
                                                                                      Servicer and              Securities
                                                                                       Securities              Administrator
                                                                                      Administrator

--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in                   X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.                  X
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at                                     X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related             X
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  repayment of the related pool assets, or such other number
1122(d)(4)(x)     of days specified in the transaction agreements.                                                  X
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided                                          X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the                                       X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in                                        X
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction               X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item            X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------
















                 Appendix B

2007-EMX1     2007-S5     2006-QA1      2006-RZ1
2007-H11      2007-S6     2006-QA10     2006-RZ2
2007-HSA1     2007-S7     2006-QA11     2006-RZ3
2007-HSA2     2007-S8     2006-QA2      2006-RZ4
2007-HSA3     2007-S9     2006-QA3      2006-RZ5
2007-KS 1     2007-SA1    2006-QA4      2006-S1
2007-KS2      2007-SA2    2006-QA5      2006-S10
2007-KS3      2007-SA3    2006-QA6      2006-S11
2007-KS4      2007-SA4    2006-QA7      2006-S12
2007-QA1      2007-SP1    2006-QA8      2006-52
2007-QA2      2007-SP2    2006-QA9      2006-S3
2007-QA3      2007-SP3    2006-QH 1     2006-S4
2007-QA4      2006-EFC1   2006-001      2006-55
2007-QA5      2006-EFC2   2006-0010     2006-S6
2007-QH 1     2006-EMX1   2006-002      2006-S7
2007-QH2      2006-EMX2   2006-003      2006-58
2007-QH 3     2006-EMX3   2006-004      2006-S9
2007-QH4      2006-EMX4   2006-005      2006-SA1
2007-QH5      2006-EMX5   2006-006      2006-SA2
2007-QH6      2006-EMX6   2006-007      2006-SA3
2007-QH7      2006-EMX7   2006-Q08      2006-SA4
2007-QH8      2006-EMX8   2006-009      2006-SP1
2007-QH9      2006-EMX9   2006-QS1      2006-SP2
2007-001      2006-H11    2006-QS10     2006-SP3
2007-002      2006-H12    2006-QS11     2006-SP4
2007-003      2006-H13    2006-QS12
2007-Q04      2006-H14    2006-QS13     2006-C4
2007-005      2006-H15    2006-QS14     2006-05
2007-QS1      2006-HSA1   2006-QS15
2007-QS10     2006-HSA2   2006-QS16
2007-QS11     2006-HSA3   2006-QS17
2007-QS2      2006-HSA4   2006-QS18
2007-QS3      2006-HSA5   2006-QS2
2007-QS4      2006-KS I   2006-0S3
2007-0S5      2006-KS2    2006-QS4
2007-QS6      2006-KS3    2006-QS5

2007-QS7      2006-KS4    2006-QS6
2007-QS8      2006-KS     2006-QS7
2007-QS9      2006-KS6    2006-QS8
2007-RS1      2006-KS7    2006-QS9
2007-RS2      2006-KS8    2006-RS1
2007-RZ1      2006-KS9    2006-RS2
2007-S1       2006-NC1    2006-RS3
2007-S2       2006-NC2    2006-RS4
2007-S3       2006-NC3    2006-RS5
2007-S4                   2006-RS6

2007-2N                     2006-BAFC-1
2007-DBALT-OA1              2006-8AFC-5
2007-DBALT-RAMP1            2006-DBALT-AR1
2007-DLJMC-HCSB             2006-HWH10
2007-GSR-AR1                2006-HWH17
2007-GSR-0A1                2006-HWH19
2007-GSR-0A2                2006-KWH1
2007-HALO-AR2               2006-KWH3B
2007-HEL1                   2006-LUM-5
2007-HV2                    2006-LUM-6
2007-HV7                    2006-MARM-0A1
2007-LUM-2                  2006-MARM-0A2
2007-LXS-12N                2006-POWH13
2007-LXS-15N                2006-POWH13B
2007-LXS-4NLEHMAN           2006-POWH16
2007-MANA-A2                2006-POWH16B
2007-MANA-AF1               2006-POWH17
2007-MANA-OAR3              2006-POWH17B
2007-MANA-OAR4              2006-POWH18
2007-MARM-3                 2006-POWH18B
2007-POWH3                  2006-POWH2O
2007-QRWH1                  2006-POWH21
2007-SARM-06                2006-POWH22
2007-SARM-3 LEHMAN          2006-QWH20
2001-PTWH11                 2006-QWH8
2003-PTWH18                 2006-WH1
2005-QWH13                  2006-WH11

2005-QWH7                   2006-WH12
2005-WH2O                   2006-WH21

2005-WH25A
2005-WH25B
2005-WH28B
2005-WH29

2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF 1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-0A3
2006-RFC1 CCM